UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 15, 2004 (January 14, 2004)

Rockwell Automation, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12383 (Commission File Number)	25-1797617 (I.R.S. Employer Identification No.)

777 East Wisconsin Avenue, Suite 1400,
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

(414) 212-5299
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On January 14, 2004, the Board of Directors of Rockwell Automation, Inc. (the “Company”) adopted an amendment to Section 5(a) of the Company’s 2000 Long-Term Incentives Plan, as amended (the “Plan”), to decrease the maximum number of shares of common stock, par value $1 per share, of the Company which may be delivered under the Plan upon grant or in payment of all awards other than options and stock appreciation rights from 12 million to 4 million.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.
	99	Copy of Resolution of the Board of Directors of the Company, adopted January 14, 2004, amending Section 5(a) of the Company’s 2000 Long-Term Incentives Plan, as amended.

(Page 2 of 4 Pages)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)
By	/s/ William J. Calise, Jr.

William J. Calise, Jr. Senior Vice President, General Counsel and Secretary

Date: January 15, 2004 (Page 3 of 4 Pages) EXHIBIT INDEX

Exhibit Number	Description
99	Copy of Resolution of the Board of Directors of the Company, adopted January 14, 2004, amending Section 5(a) of the Company's 2000 Long-Term Incentives Plan, as amended

(Page 4 of 4 Pages)